UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(D) of The Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported) June 12, 2006 (June 1, 2006)

                                AZTAR CORPORATION
             (Exact name of registrant as specified in its charter)


            Delaware                    1-5440                 86-0636534
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  (State or other jurisdiction       (Commission             (IRS Employer
        of incorporation)            File Number)         Identification No.)


             2390 Camelback Road, Suite 400
                    Phoenix, Arizona                            85016
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        (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code   (602) 381-4100
                                                   -----------------------------


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement

         On June 1, 2006, the Board of Directors (the "Board") of Aztar Corporation (the "Company") adopted a resolution approving cash compensation to be paid to the Company's non-employee directors in respect of the year 2006-2007. Such cash compensation is in lieu of establishing an equity compensation program for non-employee directors of the Company to replace the most recent non-employee director equity compensation program, which expired during May 2006. In accordance with such action of the Board, each non-employee director of the Company will receive a cash lump sum equal to $128,500 on the date of consummation of the transactions contemplated by the Agreement and Plan of Merger, dated as of May 19, 2006, by and among Aztar Corporation, Columbia Sussex Corporation, Wimar Tahoe Corporation d/b/a Columbia Entertainment, and WT-Columbia Development, Inc. or May 2007, whichever occurs first.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         AZTAR CORPORATION


                                         By: /s/ Nelson W. Armstrong, Jr.
                                             -----------------------------------
                                             Name:  Nelson W. Armstrong, Jr.
                                             Title: Vice President,
                                                    Administration and Secretary



Date: June 12, 2006